                                                                       Exhibit 1


                                2,500,000 Shares

                             CARMIKE CINEMAS, INC.
                            (a Delaware corporation)

                              Class A Common Stock
                           (Par Value $.03 Per Share)



                               PURCHASE AGREEMENT

                                                                        __, 1994


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
THE ROBINSON-HUMPHREY COMPANY, INC.
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1305

Ladies and Gentlemen:

             Carmike Cinemas, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), The Robinson-Humphrey Company, Inc. ("Robinson-Humphrey") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch and Robinson-Humphrey are acting as representatives (in such capacity, Merrill Lynch and Robinson-Humphrey shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company of 2,500,000 shares of Class A Common Stock, par value $.03 per share (the "Common Stock"), of the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock set forth in said Schedule A, aggregating 2,500,000 shares of Common Stock, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an aggregate of 375,000 additional shares of Common Stock solely to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement,
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                                     -2-

as hereinafter defined. The aforesaid 2,500,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 375,000 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities".

            Prior to the purchase and public offering of the Securities by the Underwriters, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Purchase Agreement (this "Agreement"), as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein, except as modified or superseded therein, and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations)), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

            All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the
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Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                      The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

                      SECTION 1. Representations and Warranties. (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                      (i) At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in
          Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

                      (ii) The financial statements and schedules included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries, as at the dates indicated and the results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the information required to be stated therein.
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                      (iii)  Ernst & Young LLP, who certified the financial
          statements and supporting schedules incorporated by reference into the Registration Statement and the Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                      (iv) The pro forma financial information included in or incorporated by reference into the Registration Statement and the Prospectus (A) presents fairly in all material respects the information shown therein, (B) has been prepared in accordance with applicable requirements of Regulation S-X promulgated under the 1934 Act, (C) has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (D) has been properly computed on the bases described therein. In the opinion of the Company, the assumptions used in the preparation of any such pro forma financial information are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                      (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                      (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                      (vii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its
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                                      -5-



          properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                      (viii) The Company had the authorized, issued and outstanding capitalization set forth in the Prospectus as of the date such information was given in the Prospectus; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the certificates for the Securities are in due and proper form; and the holders of the Securities will not be subject to personal liability solely by reason of being such holders.

                      (ix)   This Agreement has been, and, at the
          Representation Date the Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

                      (x) Neither the Company nor any of its subsidiaries is in violation of its respective charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which default or violation would have a material adverse effect on the Company and its subsidiaries considered as one enterprise; the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, defaults, liens, charges or encumbrances which, singly or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any violation of any applicable law, administrative regulation or administrative or court decree, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

                      (xi) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, except for those which would not result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                      (xii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or to the knowledge of the Company affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, considered singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially or adversely affect the consummation of this Agreement or the Pricing Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                      (xiii) The Company and its subsidiaries own or possess, have the right to use or can acquire on reasonable terms, all material licenses, copyrights, know-how (including trade secrets and other un-patented and/or un-patentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "intellectual property") presently employed by them in connection
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          with the business now operated by them, except where the failure to own or possess or have the ability to acquire any such intellectual property would not have a material adverse effect on the condition, financial or otherwise, or on the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                      (xiv) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations, which qualification has been obtained, or state and foreign securities laws.

                      (xv) The Company and its subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and which are material to the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                      (xvi) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they become effective or were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became effective, at the Representation Date and at the Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (xvii) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement who have not waived such rights in writing in connection with the offering and sale of the Securities contemplated hereby.

                      (xviii)The Company has furnished the Representatives letters from each of the executive officers and directors of the Company pursuant to which such persons have agreed during a period of 120 days from the date hereof that, without the prior written consent of Merrill Lynch, such persons will not sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any other equity security of the Company, or any security convertible into or exchangeable or exercisable for shares of Common Stock or such equity securities, beneficially owned by such person or with respect to which such person has the power of disposition.

                      (b) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                      SECTION 2.  Sale and Delivery to Underwriters; Closing.
(a)On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share agreed upon by the Representatives as set forth in the Pricing Agreement, the number of the Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                      (i) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price of the Securities and the purchase price per share of the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                      (ii) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price of the Securities and the purchase price per share of the Securities to be paid by the several Underwriters shall be determined by agreement among the Representatives and the Company as set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this
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          Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representatives.

                      (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth and the delivery and payment for the Initial Securities pursuant to this Agreement, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase up to an aggregate of an additional 375,000 shares of Common Stock at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 calendar days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations or (ii) the date of the Pricing Agreement, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part at the Closing Time and at one date subsequent to the Closing Time but prior to the expiration of such option only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives and may be the same date as the Closing Time, as hereinafter defined (but not earlier than the Closing
Time), but shall not be earlier than two full business days nor later than seven full Business Days after the giving of notice of the exercise of said option, unless otherwise agreed by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities as to which the option is being exercised which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                      (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. on the fifth business day (unless postponed in accordance with the provisions of Section 11) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are to be purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Cahill Gordon & Reindel, or at such other place as shall be agreed upon by the Representatives and the Company on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment for the Securities shall be made to the Company by certified or official bank check or checks in New York Clearing House Funds payable to the order of the Company against delivery of the Securities to the Representatives for the respective accounts of the Underwriters. The certificates representing Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or any Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. The Representatives may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or any Date of Delivery, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Securities will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Time or any Date of Delivery, as the case may be, at such place as the Underwriters may designate in New York, New York.

          SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                      (a) The Company will notify the Representatives immediately, and confirm the notice in writing (if requested), (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission in respect of the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification and, if any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification is issued, to obtain the lifting thereof at the earliest possible moment.

                      (b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object; provided, however, that notwithstanding any objections from the Representatives, any such amendment or supplement may be filed if, in the opinion of counsel for the Company, any such amendment or supplement is necessary to comply with applicable law.

                      (c) The Company will deliver to the Representatives five signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

                      (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                      (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                      (f) The Company will cooperate fully with the Underwriters and counsel for the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may reasonably designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect, for so long as may be required to complete the distribution of the Securities.

                      (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                      (h) The Company will use the net proceeds received by it from the sale of the Initial Securities in the manner specified in the Prospectus under "Use of Proceeds."

                      (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                      (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                      (k) During a period of 120 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch, sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any other equity security of the Company or any security convertible into or exchangeable or exercisable for Common Stock or such equity security (except for shares of Common Stock issued pursuant to this Agreement and the Pricing Agreement and except for shares of Common Stock issued pursuant to reservations, agreements, existing employee stock option or other benefit plans or the exercise of convertible securities referred to in the Prospectus.)

                      (l) The Company will take all action necessary to cause the Securities to be listed on the New York Stock Exchange.

                      (m) The Company will use all commercially reasonable efforts to do and perform all things required or necessary to be done and performed by it under this Agreement prior to the Closing Time and to satisfy all conditions precedent to the delivery of the Securities.

                      SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and each amendment thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto, (vi) the delivery to the Underwriters of the Blue Sky Survey, (vii) the fees and expenses of the Company's transfer agent, (viii) the fees payable to the National Association of Securities Dealers, Inc. and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

                      If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 10 (a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                      (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933
          Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to Merrill Lynch of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                      (b) At the Closing Time the Underwriters shall have received:

                             (1)   An opinion, dated the Closing Time, of
                      Troutman Sanders, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                   (i)   The Company has been duly incorporated
                             and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                                   (ii)  The Company has the corporate power
                             and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                                   (iii) To the best of their knowledge and
                             information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

                                   (iv)  The authorized, issued and outstanding
                             capital stock of the Company was as set forth in the Prospectus under "Capitalization" as of the date such information was given in the Prospectus, and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                                   (v)   The Securities have been duly
                             authorized for issuance and sale to the
                             Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable.

                                   (vi)  The issuance of the Securities is not
                             subject to preemptive rights arising by statute, under the charter or by-laws of the Company or, to the best of their knowledge and information, otherwise; and no holder of the Securities will be subject to personal liability solely by reason of being such a holder.

                                   (vii) Each subsidiary of the Company has
                             been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                   (viii)This Agreement and the Pricing
                             Agreement has each been duly authorized, executed and delivered by the Company.

                                   (ix)  Counsel for the Company has been
                             advised by the Staff of the Commission that the Registration Statement and all post-effective amendments, if any, have been declared effective under the 1933 Act; and to the best of their knowledge and information, based solely on conversations with the Staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                   (x)   At the time the Registration Statement
                             and each amendment thereto became effective and at the Representation Date, the Registration Statement (other than the financial statements and the notes thereto, supporting schedules and other financial and statistical data included or incorporated therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                                   (xi)  The Common Stock conforms as to legal
                             matters to the description thereof contained in the Prospectus in all material respects, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                                   (xii) To the best of their knowledge and
                             information, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement, other than those disclosed therein.

                                   (xiii)To the best of their knowledge and
                             information, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto, insofar as they are descriptions of contracts or other legal documents, or refer to statements of law or legal conclusions, accurately and fairly present the information required to be shown.

                                   (xiv) No authorization, approval, consent or
                             order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws; and, to the best of their knowledge and information, the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other material instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree known to such counsel, where such conflict, breach or violation would have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

                                   (xv)  To the best of their knowledge and
                             information, there are no persons with
                             registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                                   (xvi) Each document filed pursuant to the
                             1934 Act (other than the financial statements and the notes thereto, supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                      (2) The favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to certain of the matters set forth in (i), (v) and (viii) to
          (xi), inclusive, of subsection (b)(1) of this Section.

                      (3)    In giving their opinions required by subsections
          (b)(1) and (b)(2), respectively, of this Section, Troutman Sanders and Cahill Gordon & Reindel shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (c) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as described in the Registration Statement or the Prospectus and the Underwriters shall have received a certificate of the Chief Executive Officer of the Company and the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (A) there has been no such material adverse change, (B) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (C) the Company has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied at or prior to the Closing Time, and (D) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been initiated or threatened by the Commission.

                      (d) At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, independent auditors, a letter dated such date, in form and substance previously approved by the Representatives, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                      (e) At the Closing Time, the Underwriters shall have received from Ernst & Young LLP, independent auditors, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the date therein shall be a date not more than five days prior to the Closing Time.

                      (f) At the Closing Time, the Representatives shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling counsel for the Underwriters to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                      (g) At the time of the execution of this Agreement, the Representatives shall have received from each of the executive officers and directors of the Company a letter in which each such person agrees during a period of 180 days from the date hereof, that such person will not, without the prior written consent of Merrill Lynch, sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any other equity security of the Company or any security convertible into or exchangeable or exercisable for shares of Common Stock or other equity security, beneficially owned by such person or with respect to which such person has the power of disposition except for shares of Common Stock issued pursuant to reservations, agreements, existing employee stock option or other benefit plans or the exercise of convertible securities referred to in the Prospectus.

                      (h) At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                      If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

                      SECTION 6. Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option granted in Section 2(b) hereof to purchase all or any portion of the Option Securities and the Date of Delivery determined by the Representatives pursuant to Section 2(b) is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Securities that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy, in all material respects, of the representations and warranties of the Company herein contained, to the performance, in all material respects, by the Company of its obligations hereunder and to the following further conditions:

                      (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

                      (b) At the Date of Delivery, the provisions of Sections 5(c) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, the Representatives shall have received certificates of the Chief Executive Officer and the chief financial or chief accounting officer of the Company dated as of the Date of Delivery, to such effect.

                      (c) At the Date of Delivery, the Representatives shall have received the favorable opinion of Troutman Sanders, counsel for the Company, together with signed or reproduced copies of such opinion for each of the other Underwriters, in each case in form and substance reasonably satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) and (3).

                      (d) At the Date of Delivery, the Representatives shall have received the favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) and (3).

                      (e) At the Date of Delivery, the Representatives shall have received a letter from Ernst & Young LLP, in form and substance reasonably satisfactory to the Representatives and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(d), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

                      (f) At the Date of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Option Securities as contemplated in this Agreement and the matters referred to in Section 6(d) and in order to evidence the accuracy and completeness, in all material respects, of any of the representations, warranties or statements of the Company, the performance, in all material respects, of any of the covenants of the Company, or the fulfillment, in all material respects, of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to the Representatives and to counsel for the Underwriters.

                      SECTION 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, and each officer and director of each Underwriter and any such controlling person to the extent and in the manner set forth as follows:

                                   (i)   against any and all loss, liability,
                             claim, damage, and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                   (ii)  against any and all loss, liability,
                             claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                                   (iii) against any and all expense
                             whatsoever, as incurred (including, subject to Section 7(c) hereof, the reasonable fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by a governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information with respect to any Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (B) with respect to the Prospectus or any preliminary prospectus to the extent that any loss, liability, claim, damage or expense results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (and any amendment or supplement thereto) in any case where such delivery is required by the 1933 Act if the Company previously furnished copies thereof to such Underwriter and the loss, liability, claim, damage or expense results from an untrue statement or omission of a material fact contained in the Prospectus or any preliminary prospectus which was corrected in the Prospectus (or any amendment or supplement thereto).

                      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to any Underwriter furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                      (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                      SECTION 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus relating to the Initial Securities bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the

Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                      SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

                      SECTION 10. Termination of the Agreement. (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement at the time it becomes effective, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or any new outbreak of hostilities or material escalation thereof or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Initial Securities or to enforce contracts for the sale of the Initial Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Georgia authorities.

            (b) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

                      SECTION 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non- defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements with such 24-hour period, then:

                      (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                      (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                      In the event of any such default which does not result in the termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                      The Underwriters shall have the right to amend Schedule A hereto by making such substitutions or corrections as indicated in the Pricing Agreement.

                      SECTION 12.  Notices.  All notices and other
communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunications. Notices to the Underwriters shall be directed in care of the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of Mr. Christopher Johnson, notices to the Company shall be directed to it at 1301 First Avenue, Columbus, Georgia 31901, attention of Mr. John O. Barwick, III.

                      SECTION 13. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein and therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                      SECTION 14. Governing Laws and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflict of laws. Specified times of day refer to New York City Time. As used herein, the term "business day" means any day on which the New York Stock Exchange is open for business.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, and the Company in accordance with its terms.

                                         Very truly yours,

                                         CARMIKE CINEMAS, INC.


                                         By: __________________________________
                                             Name:
                                             Title:


CONFIRMED AND ACCEPTED
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  ____________________________
     Name:
     Title:


For itself and as Representatives of the other Underwriters in Schedule A hereto.

                                   SCHEDULE A


                                                                              Number of
                                                                          Initial Securities
Name of Underwriter                                                         to be Purchased
- -------------------                                                       ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated

The Robinson-Humphrey Company, Inc.


                                                                         ---------------------

                  Total
                                                                         =====================

                                                                       Exhibit A



                                2,500,000 Shares

                             CARMIKE CINEMAS, INC.
                            (A Delaware corporation)

                              CLASS A COMMON STOCK
                           (Par Value $.03 Per Share)

                               PRICING AGREEMENT

                                                                        __, 1994

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
THE ROBINSON-HUMPHREY COMPANY, INC.
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower, World Financial Center
New York, New York 10281-1305

Ladies and Gentlemen:

              Reference is made to the Purchase Agreement, dated         __,
1994 (the "Purchase Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Robinson-Humphrey Company, Inc. are acting as representatives, of the above shares of the Class A Common Stock, par value $.03 per share, of Carmike Cinemas, Inc., a Delaware corporation (the "Company").

              Pursuant to Section 2 of the Purchase Agreement, the Company agrees with the Underwriters as follows:

              1.      The initial public offering price per share for the
Securities, determined as provided in said Section 2, shall be [         ].

              2.      The purchase price per share for the Securities to be
paid by the several Underwriters shall be [        ], being an amount equal to
the initial public offering price set forth above less [        ] per share.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                         Very truly yours,

                                         CARMIKE CINEMAS, INC.


                                         By: _________________________________
                                             Name:
                                             Title:


CONFIRMED AND ACCEPTED
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  ____________________________
     Name:
     Title:


For itself and as Representatives of the other Underwriters in Schedule A to the Purchase Agreement.